UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2016

CTC MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52003	58-1869211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31A Leningradsky Prospekt
Moscow, Russia	125284
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +7-495-785-6347

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 18, 2016, the Company announced that The Nasdaq Stock Market (“NASDAQ”) has determined that the Company’s securities will be delisted from NASDAQ. The decision was reached by the staff because, among other reasons, the Company did not hold an annual meeting for fiscal year 2015, as required by Rule 5620(a) of NASDAQ’s continued listing requirements (the “Listing Rules”), and failed to solicit proxies, as required by Listing Rule 5620(b). The letter states that trading of Company’s common stock will be suspended at the opening of business on May 19, 2016, and NASDAQ will file a Form 25-NSE with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on NASDAQ.

Item 8.01.                                        Other Events

On May 18, 2016, the Company issued a press release announcing the suspension and proposed delisting of the Company’s common stock, a copy of which is attached as Exhibit 99.1 and which is incorporated herein by reference.

(d)                                 Exhibits

99.1                        Press release dated May 18, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTC MEDIA, INC.

Date: May 18, 2016

	By:	/s/ Jean-Pierre Morel
		Name:	Jean-Pierre Morel
		Title:	Chief Executive Officer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 18, 2016.